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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2001

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                          000-27577              16-1538028
---------------------------------    --------------------------   --------------
 (State or other jurisdiction of      (Commission File Number)    (IRS Employer
 Identification incorporation)                                        Number)


     135 Corporate Woods, Rochester, New York                    14623
----------------------------------------------               -------------
  (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's Telephone Number Including Area Code: (716) 272-8400
                                                           --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.       Other Events

              On September 24, 2001, Harris Interactive Inc., a Delaware corporation ("Harris Interactive") issued a press release announcing that it had acquired M&A Create Ltd., in consideration of a combination of cash and shares of Harris Interactive common stock. The acquisition was accomplished through Harris Interactive International, a wholly owned subsidiary of Harris Interactive. A copy of the press release issued in connection with the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)   Financial Statements of the Business Acquired.

          Not Applicable

    (b)   Pro Forma Financial Information

          Not Applicable

    (c)   Exhibits

No.       Description
---       -----------

99.1      Press Release of Harris Interactive Inc., dated September 24, 2001.


                                   Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 HARRIS INTERACTIVE INC.

                                                 /s/ Bruce A. Newman
                                                 ------------------------------
                                                 Name:  Bruce A. Newman
                                                 Title:  Chief Financial Officer


Dated: September 24, 2001

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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

99.1     Press Release of Harris Interactive Inc., dated September 24, 2001.